UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2018

CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-14379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)
201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 25, 2018, Convergys Corporation (the “Company”) issued a press release announcing that Andrea Ayers will transition from her role as President and Chief Executive Officer following a nearly 30-year career at the Company. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:
Exhibit No.    Description
99.1        Press release issued by Convergys Corporation on January 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By: /s/ Jarrod B. Pontius
Jarrod B. Pontius
General Counsel and
Chief Administrative Officer

Dated:     January 25, 2018

EXHIBIT INDEX

Exhibit No.    Description
99.1 Press release issued by Convergys Corporation on January 25, 2018.